UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2006

China Agritech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

A# Room 0706-0707, The Spaces International Center,
No. 8 Dongdaqiao Road,
Chaoyang District, Beijing
People's Republic of China, 100020
(Address of Principal Executive Offices)

(86)10-58702123
Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2006, China Agritech, Inc. ( the "Company") entered into a Distribution Contract with KDK Co., Ltd. ("KDK") by appointing KDK as the Company's distributor to sell its Tailong "Luse Shengji" liquid organic compound fertilizers ("Products") in the Kyrgyz Republic. Pursuant to this contract, KDK agrees to, within its authorized distribution territory of the Kyrgyz Republic and at its own expense, sell, deliver and store Products and enter into sales contracts with customers under its own name. KDK must meet the 150-ton sales target of Products under the contract. The contract expires on December 31, 2007.

On the same day, the Company entered into a Distribution Contract with Aheqi, Co., Ltd. ("Aheqi") by appointing Aheqi as the Company's distributor in the Russia Republic to sell the Company's Products. Pursuant to this contract, Aheqi agrees to, within its authorized distribution territory of the Russia Republic and at its own expense, sell, deliver and store Products and enter into sales contracts with customers under its own name. Aheqi must meet the 150-ton sales target of Products under the contract. The contract expires on December 31, 2007.

The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Distribution Contracts or the transaction contemplated thereby or a complete explanation of the materials thereof. The foregoing description is qualified in its entirety by reference to the Distribution Contracts attached hereto as Exhibits 10.1 and 10.2.

ITEM 7.01. REGULATION FD DISCLOSURE.

In response to inquires regarding the status of the Company's registration statement originally filed with the Securities and Exchange Commission on behalf of certain investors on July 22, 2005, the Company plans to update existing and prospective investors on the status of the registration statement as follows. The Company is working with its newly appointed special U.S. securities counsel to respond to various comments of the staff, including a comment that the registration statement should have been filed on Form S-1, instead of Form SB-2. The Company expects that it will withdraw the registration statement on Form SB-2 currently on file with the SEC in the near term. Thereafter, the Company expects to re-file a registration statement on Form S-1 approximately six months after withdrawal of the current registration statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 Distribution Contract, dated June 1, 2006, by China Agritech, Inc. and KDK Co., Ltd.

Exhibit 10.2 Distribution Contract, dated June 1, 2006, by China Agritech, Inc. and Aheqi Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Agritech, Inc.

Date: September 13, 2006

/s/   Yu Chang
        Yu Chang
        CEO